Exhibit 10.4

AGREEMENT TO PROVIDE INSURANCE

DATE  AND PARTIES. The date of th1s Agreement to Provide Insurance (Agreement) is  11-07-2011. The parties and their addresses are:

OWNER:	MACC PEl LIQUIDATING TRUST	SECURED PARTY:	FARMERS & MERCHANTS SAVINGS BANK
	24040 CAMINO DEL AVION #A307		200 1ST ST SW
	MONARCH BEACH.CA 92629		CEDAR RAPIDS, IA 52404

The pronouns “you” and  “your” refer  to the Secured Party. The pronouns “I,” “me” and “my” refer to each person or entity signing this Agreement as Owner.

1.  LOAN, LEASE. OR CONTRACT DESCRIPTION (Loan).

A.	Data:	11-07-2011
B.	Loan Number:	300011209
C.	Loan Amount:	2,100.000.00
D.	Additional Information:

2. AGREEMENT TO PROVIDE INSURANCE. As part of my Loan, I agree  to do all of  the following (in addition to any requirements specified in the Lon documents).

A.	I will Insure the Property as listed and with the coverages shown in the COVERAGES section.
B.	I will have you named on the policy, with the status listed under the STATUS section.
C.	I will arrange for the insurance company to notify you that the policy is in effect and your status has been noted.
D.	I will pay for this insurance, including any fee for this endorsement.
E.	I will keep the insurance in effect until the Property is no longer subject to your security interest. (I understand that the Property may secure debts in addition to any listed in the LOAN DESCRIPTION section.)

3.  DESCRIPTION OF PROPERTY. The Property subject  to this Agreement is described as follows.
     SA DATED  11-7-2011

4.  COVERAGES. l agree  to insure the Property according to the following described risks, amount of coverage, and maximum deductible allowed.
     ☐If checked, all coverages will be for  the full replacement value  of  the Property.
     Homeowner’s Coverage.       ☐ H.O.         ☐ Other(Describe) ____________________________________
    Insurable Value:                                                                       Deductible:
     Automobile Coverages.                 ☐  Fire         ☐ Theft   ☐ Collision   ☐ Comprehensive ☐ Liability ☐  Other _______________
        Insurable Value:                                                                           Deductible:
     Property  Coverage.                       ☐  Fire         ☐ Theft   ☐ Collision   ☐ Comprehensive ☐ Liability ☐  Other _______________
        Insurable Value:                                                                           Deductible:

5.  STATUS. Your status  shall be listed on  the 1nsurance policy as follows.
       ☐ Lienholder                                 ☐ Certificate Holder                                           ☐  Additional Insured                                           ☐  Mortgagee ☐ Other ________________
     California Real Property: Hazard Insurance  exceeding the replacement value of  the improvements on the property is not required as a condition of  this  loan.

6.  ADDITIONAL TERMS

7.  INSURANCE COMPANY. The insurance policy covering the Property and  the insurance company issuing the policy are as follows:
     A.  Policy Number: ELL123096-11                                                          Effective From 9/29/2011 To: 9/29/2012.

     B.  Insurance  Company  Name, Address, and Phone Number:

    XL Speciality Insurance Company           Contact:
    100 Constitution Plaza  17th Floor            Katherine Walas
    Hartford, CT 06103                    860-948-1858

8.  INSURANCE AGENCY  AND  AGENT.  The insurance agency through which I have  purchased, or intend to purchase, the required insurance is  as follows.
     A.  Agent Name ______________________________
     B.  Agency Name, Address, and Phone Number:

9.  SIGNATURES.
SIGNATURES FOR OWNER(S) AND AUTHORIZATION TO INSURANCE AGENT AND COMPANY. By signing below, I agree to the terms contained in this Agreement and acknowledge receipt of a copy of this Agreement. I request the listed insurance company and agency to provide the indicated coverage and list you on the policy with the indicated status.  I also  request the insurance company or its authorized agent  to immediately confirm that  the policy is in  effect by signing  this  form  and forwarding a copy of  the  policy  to you.

MACC PEI LIQUIDATING TRUST
X   Kevin J. Gadawski, President                  11-15-2011
                        Date
X ________________________________________________      ___________________________
Date

SIGNATURE FOR SECURED PARTY AND REQUEST FOR CONFIRMATION.  Upon receipt of this Agreement, the insurance company or agency named above is requested to confirm the policy, coverages shown above.

By X /s/ Randy W. Johnson                      ___________________________
          RANDY W. JOHNSON, SENIOR VICE PRESIDENT        Date

SIGNATURE FOR INSURANCE COMPANY AND CONFIRMATION.  By signing below, insurance company confirms the existence of the insurance coverages agreed to be provided by our insured and that you will be notified not less than 10 days before cancellation.

By X _____________________________________________                                                                                                           ___________________________
Date

Please return to Secured  Party at the address listed in the